UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 24, 2011

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada  89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning on May 24, 2011, PDL BioPharma, Inc. (the “Company”) will make presentations to certain stockholders, note holders, potential stockholders and potential note holders using defined presentation materials.  A copy of the Company’s presentation materials has been posted to the Company’s website and is attached hereto as Exhibit 99.1

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

On May 24, 2011, the Company issued a press release announcing that on June 30, 2011, it will redeem all of the Company’s outstanding 2.00% Convertible Senior Notes due February 15, 2012 (the “Notes”).  Holders of the Notes have been provided notice of the redemption by the trustee for the Notes.

In accordance with the terms of the Notes, the Notes will be redeemed at a redemption price of 100.29% of the outstanding principal amount of the Notes to be redeemed, together with accrued and unpaid interest to, but excluding, the redemption date of June 30, 2011.  Note holders may elect to convert their Notes at a conversion rate of 144.474 shares of common stock per $1,000 face amount of the Notes, subject to further adjustment upon certain events, or $6.92 per share on or before June 29, 2011.  The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statements

This Current Report on Form 8-K, the presentation and the press release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company’s royalty assets or business are disclosed in the “Risk Factors” contained in the Company’s 2010 Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation

99.2	Press Release, dated May 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Christine R. Larson
Christine R. Larson
Vice President and Chief Financial Officer

Dated:  May 24, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation

99.2	Press Release, dated May 24, 2011